                                                                      EXHIBIT 23



                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31283) of Doral Financial Corporation of our report dated February 15, 2002 relating to the financial statements, which appears on page 59 of the 2001 Annual Report to Shareholders of Doral Financial Corporation, which is incorporated by reference in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.



/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico
March 22, 2002

                                                                      EXHIBIT 23


                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-72740) of Doral Financial Corporation of our report dated February 15, 2002 relating to the financial statements, which appears on page 59 of the 2001 Annual Report to Shareholders of Doral Financial Corporation, which is incorporated by reference in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

San Juan, Puerto Rico
March 22, 2002